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                                                                    Exhibit 10.9

                           SECOND AMENDMENT AND WAIVER
                          TO THE SHAREHOLDERS AGREEMENT

         This SECOND AMENDMENT AND WAIVER TO THE SHAREHOLDERS AGREEMENT is dated
as of December   , 2001 (the "Waiver") and entered into by and among Meridian
Automotive Systems, Inc. (formerly known as American Bumper & Mfg. Co.), a Michigan corporation (the "Company"), and each of the Shareholders of the Company listed on the signature page hereof, and is made with reference to the Shareholders Agreement, dated as of April 30, 1997, as amended on March 29, 2001, and as supplemented from time to time, by and among the Company and the other parties thereto (the "Shareholders Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Shareholders Agreement.

         WHEREAS, certain Shareholders of the Company desire to sell or transfer shares of Company Stock held by them, not to exceed, in the aggregate, 0.1% of the outstanding shares of Company Stock calculated on a fully diluted basis, to one or more persons who are currently officers of the Company, in one or more transactions on, prior to, or after the date hereof (the "Share Transfer Transactions");

         WHEREAS, in connection with the Share Transfer Transactions, the Company and the other parties hereto representing the Requisite Approval have agreed to amend the Shareholders Agreement (as in effect immediately prior to the date hereof), on the terms and conditions set forth herein, so as to waive the application of certain provisions thereof to the Share Transfer Transactions, including without limitation the provisions relating to transfer restrictions and tag-along rights contained therein;

         NOW, THEREFORE, in consideration of the foregoing and the covenants and obligations set forth in this Waiver, the parties hereto agree as follows:

                                    ARTICLE I
                              AMENDMENT AND WAIVER

         SECTION 1.1 AMENDMENT AND WAIVER. The Shareholders Agreement is hereby amended, MUTATIS MUTANDIS, so as to waive the application of the provisions thereof to the Share Transfer Transactions, including without limitation the provisions contained in Article III thereof (Restrictions on Transfer) and
Article IV thereof (Tag-Along Rights).

                                   ARTICLE II
                                  MISCELLANEOUS

         SECTION 2.1 TERMS OF WAIVER. This Waiver shall become effective on the date hereof and shall continue in full force and effect until the date on which the Shareholders Agreement terminates.

         SECTION 2.2 GOVERNING LAW. This Waiver shall be governed by and construed in accordance with the laws of the State of Delaware.

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         SECTION 2.3 SEVERABILITY. If any provision of this Waiver or the application of any such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of this Waiver, including the remainder of the provision held invalid, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         SECTION 2.4 COUNTERPARTS. This Waiver may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 2.5 HEADINGS. All section headings herein are for convenience of reference and are not part of this Waiver, and no construction or interference shall be derived therefrom.

                            [SIGNATURE PAGE FOLLOWS]

                                       2
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         IN WITNESS WHEREOF, this Waiver has been duly executed by each of the parties hereto as of the date first written above.

                  CREDIT SUISSE FIRST BOSTON PRIVATE EQUITY, on behalf of itself and, pursuant to a proxy, on behalf of WINDWARD/MERBAN, L.P. and WINDWARD/MERCHANT, L.P.

                  By:    /s/ Kenneth J. Lohsen
                         ----------------------------------
                         Name:  KENNETH J. LOHSEN
                         Title:  ATTORNEY-IN-FACT

                  CAPITAL D'AMERIQUE CDPQ INC., on behalf of itself and, pursuant to a proxy, on behalf of WINDWARD/QUEBEC, L.L.C. and WINDWARD/QUEBEC AB II, L.L.C.

                  By:
                         ----------------------------------
                         Name:
                         Title:

                  By:
                         ----------------------------------
                         Name:
                         Title:

                  BANCAMERICA CAPITAL INVESTORS II, L.P., on behalf of itself and, pursuant to a proxy, on behalf of WINDWARD/BACI, L.L.C.

                  By:    BancAmerica Capital Management II, L.P.,
                         its general partner

                         By:   BACM II GP, LLC, its general partner

                         By:  /s/ Jeffrey [ILLEGIBLE]
                              ----------------------------------
                               Name:  JEFFREY [ILLEGIBLE]
                               Title:  MANAGING DIRECTOR

                  THE NORTHWESTERN MUTUAL LIFE INSURANCE CORPORATION

                  By:
                         ----------------------------------
                         Name:
                         Title:

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         IN WITNESS WHEREOF, this Waiver has been duly executed by each of the parties hereto as of the date first written above.

                  CREDIT SUISSE FIRST BOSTON PRIVATE EQUITY, on behalf of itself and, pursuant to a proxy, on behalf of WINDWARD/MERBAN, L.P. and WINDWARD/MERCHANT, L.P.

                  By:
                        ----------------------------------
                        Name:
                        Title:

                  CAPITAL D'AMERIQUE CDPQ INC., on behalf of itself and, pursuant to a proxy, on behalf of WINDWARD/QUEBEC, L.L.C. and WINDWARD/QUEBEC AB II, L.L.C.

                  By:
                        ----------------------------------
                        Name:
                        Title:

                  By:
                        ----------------------------------
                        Name:
                        Title:

                  BANCAMERICA CAPITAL INVESTORS II, L.P., on behalf of itself and, pursuant to a proxy, on behalf of WINDWARD/BACI, - L.L.C.

                  By:   BancAmerica Capital Management II, L.P.,
                        its general partner

                  By:   BACM II GP, LLC, its general partner

                  By:
                        ----------------------------------
                        Name:
                        Title:

                  THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                  By:   /s/ Jeffrey J. Lueken
                        ----------------------------------
                        Name:  JEFFREY J. LUEKEN
                        Title:  Its Authorized Representative

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                  SUEZ/MERIDIAN, L.L.C.

                  By:    Suez Industrie, its managing member

                         By:
                               ----------------------------------
                               Name:
                               Title:

                  INDOSUEZ CAPITAL CO-INVEST PARTNERS, L.P.

                  By:    INDOSUEZ CMII INC., GENERAL PARTNER
                         ----------------------------------

                         By:   /s/ [ILLEGIBLE]
                               ----------------------------------

                         By:   /s/ [ILLEGIBLE]
                               ----------------------------------
                               Name:
                               Title:

                  SUEZ CAPITAL PARTNERS II, L.P.

                  By:    SCP II Management L.L.C., its general
                         partner

                         By:   /s/ [ILLEGIBLE]
                               ----------------------------------

                         By:   /s/ [ILLEGIBLE]
                               ----------------------------------
                               Name:
                               Title:  Managing Member

                  SCP II ASSOCIATES

                  By:    /s/ [ILLEGIBLE]
                         ----------------------------------
                         Name:  [ILLEGIBLE]
                         Title:  Managing Partner

                  WINDWARD CAPITAL ASSOCIATES, L.P.

                  By:    Windward Capital Associates, Inc., its general
                         partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

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                  WINDWARD/PARK AB, L.L.C.

                  By:    Windward Capital Associates, L.P., its
                         manager

                         By:   Windward Capital Associates, Inc., its
                               general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

                  WINDWARD/PARK AB II, L.L.C.

                  By:    Windward Capital Associates, L.P., its
                         manager

                         By:   Windward Capital Associates, Inc., its
                               general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

                  WINDWARD/PARK AB III, L.L.C.

                  By:    Windward Capital Associates, L.P., its
                         manager

                         By:   Windward Capital Associates, Inc., its
                               general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

                  WINDWARD/BADGER II, L.L.C.

                  By:    Windward Capital Associates, L.P., its manager

                         By: Windward Capital Associates, Inc., its general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

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                  WINDWARD/BADGER AB III, L.L.C.

                  By:    Windward Capital Associates, L.P., its
                         manager

                         By: Windward Capital Associates, Inc., its general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER


                  WINDWARD/BADGER AB IV, L.L.C.

                  By:    Windward Capital Associates, L.P., its
                         manager

                         By: Windward Capital Associates, Inc., its general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

                  WINDWARD/NORTHWEST, L.P.

                  By:    Windward Capital Associates, L.P., its general
                         partner

                         By:   Windward Capital Associates, Inc., its
                               general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

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                  WINDWARD/METROPOLITAN, L.L.C.

                  By:    Windward Capital Associates, L.P., its
                         manager

                         By: Windward Capital Associates, Inc., its general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER


                  WINDWARD/SKOOG, L.L.C.

                  By:    Windward Capital Associates, L.P., its
                         manager

                         By:   Windward Capital Associates, Inc., its
                               general partner

                         By:   /s/ Anthony J. Almy
                               ----------------------------------
                               Name:   ANTHONY J. ALMY
                               Title:   SECRETARY & TREASURER

                  MERIDIAN AUTOMOTIVE SYSTEMS, INC.

                  By:
                         ----------------------------------
                         Name:
                         Title:

                  ---------------------------------------
                  BRIAN ALLENSPACH

                  ---------------------------------------
                  JEFFREY ANDERSON

                  ---------------------------------------
                  JON BAKER

                  ---------------------------------------
                  EDWARD CORLETT

                  ---------------------------------------
                  JOSE GARCIA

                  ---------------------------------------
                  ROBERT BARTON

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                  ---------------------------------------
                  FRANCIS LEVEQUE

                  ---------------------------------------
                  JERRY OMILLIAN

                  ---------------------------------------
                  H.H. WACASER

                  ---------------------------------------
                  CHARLES WOODS

                  ---------------------------------------
                  PETER BAKALIS

                  ---------------------------------------
                  CRAIG SHATZER

                  ---------------------------------------
                  STEVE MCKENZIE